Exhibit 99.1
Elastic Reports Strong First Quarter Fiscal 2023 Financial Results

Q1 Revenue of $250.1 million, Up 30% year-over-year (34% in constant currency)
Q1 Elastic Cloud Revenue of $97.7 million, Up 59% year-over-year (62% in constant currency)

MOUNTAIN VIEW, Calif., Aug 25, 2022--(BUSINESS WIRE)-- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch and the Elastic Stack, announced strong results for its first quarter of fiscal 2023 (ended July 31, 2022).

First Quarter Fiscal 2023 Financial Highlights

•Total revenue was $250.1 million, an increase of 30% year-over-year, or 34% on a constant currency basis
•Elastic Cloud revenue was $97.7 million, an increase of 59% year-over-year, or 62% on a constant currency basis
•GAAP operating loss was $60.6 million; GAAP operating margin was -24%
•Non-GAAP operating loss was $4.7 million; non-GAAP operating margin was -2%
•GAAP net loss per share was $0.74; non-GAAP net loss per share was $0.15
•Operating cash flow was -$9.7 million with adjusted free cash flow of $1.7 million
•Cash and cash equivalents were $848.8 million as of July 31, 2022

“We delivered a strong Q1 and continued to execute well across the business driving 34% constant currency year-over-year revenue growth as we deepen our focus on Elastic Cloud, which represented 39% of total revenue this quarter versus 32% one year ago,” said Ash Kulkarni, CEO, Elastic. “Despite increased foreign exchange headwinds, we are executing well against our plan to achieve $2 billion in total revenue in fiscal year 2025. We remain confident in our outlook given our belief in the mission-criticality of our solutions to our customers, and our momentum in Elastic Cloud, and we are raising our constant-currency revenue growth guidance for the year.”

First Quarter Fiscal 2023 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total subscription customer count was over 19,300, compared to over 18,600 in Q4 FY22, and over 16,000 in Q1 FY22
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,010, compared to over 960 in Q4 FY22, and over 780 in Q1 FY22
•Net Expansion Rate was just under 130%, and was flat compared to Q4 FY22

Cloud Momentum
•Elastic Cloud revenue represented 39% of total revenue this quarter versus 32% one year ago
•Recognized as a Finalist for the 2022 Microsoft Commercial Marketplace Partner of the Year Award

Product Innovations and Updates
•Announced enhancements to Cross-Cluster Search and Cross-Cluster Replication, enabling customers to seamlessly search or migrate data across private, hybrid, and public clouds

•Announced the launch of Elastic Security for Cloud featuring new capabilities for cloud risk and posture management, and cloud workload protection

Other Business Highlights
•Appointed Ken Exner, a 16-year AWS veteran, as chief product officer. Most recently, he has been the VP and GM of AWS Developer Tools, where he ran a portfolio of over 30 products
•Appointed Sohaib Abbasi as Vice Chair of Elastic’s Board of Directors. Abbasi brings more than 30 years of enterprise technology and business transformation experience
•Named a Visionary in the Gartner Magic Quadrant for APM and Observability. In addition, Elastic was named among the top three vendors in five out of six use cases in Gartner’s companion report, the 2022 Gartner Critical Capabilities for APM and Observability
•Issued inaugural environment, social, and governance (ESG) report

Financial Outlook

The Company is providing the following guidance:

For the second quarter of fiscal 2023 (ending October 31, 2022):

•Total revenue is expected to be between $260 million and $262 million, representing 27% year-over-year growth at the midpoint (32% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between -0.6% and -0.2%
•Non-GAAP net loss per share is expected to be between $0.11 and $0.09, assuming between 95.0 million and 96.0 million weighted average ordinary shares outstanding

For fiscal 2023 (ending April 30, 2023):

•Total revenue is expected to be between $1,080 million and $1,086 million, representing 26% year-over-year growth at the midpoint (30% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between 0.3% and 0.7%
•Non-GAAP net loss per share is expected to be between $0.31 and $0.25, assuming between 95.0 million and 97.0 million weighted average ordinary shares outstanding

The following table compares the midpoint of the Company’s prior total revenue guidance for fiscal 2023 issued on June 1, 2022 to the midpoint of the Company’s current total revenue guidance for fiscal 2023.

Midpoint of prior total revenue guidance for fiscal 2023	$1,083	million
Increase due to business growth, excluding currency changes	10	million
Decrease due to currency changes	(10)	million
Midpoint of current total revenue guidance for fiscal 2023	$1,083	million

“Currency changes” in the table above references the effect of foreign currency rate fluctuations between the exchange rates assumed in the prior total revenue guidance issued on June 1, 2022 and the current total revenue guidance. The current guidance assumes, among others, the following exchange rates: 1 Euro = 1.018 US Dollars; and 1 Great British Pound = 1.211 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially. We present forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of these non-GAAP measures. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures for operating margin and net loss per share is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. Slides will accompany the webcast. The replay of the webcast and slides will be available for two months.

About Elastic

Elastic (NYSE: ESTC) is a leading platform for search-powered solutions. We help organizations, their employees, and their customers accelerate the results that matter. With solutions in Enterprise Search, Observability, and Security, we enhance customer and employee search experiences, keep mission-critical applications running smoothly, and protect against cyber threats. Delivered wherever data lives, in one cloud, across multiple clouds, or on-premise, Elastic enables its customers to achieve new levels of success at scale and on a single platform. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risk and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter ending October 31, 2022 and the fiscal year ending April 30, 2023, our expectations regarding demand for our products and solutions and our future revenue, our assessments of the strength of our solutions and products, the expected performance or benefits of our offerings, our expectations regarding market and growth opportunities and our ability to address those opportunities, our expectations regarding the growth and adoption of our Elastic Cloud offering, the effects of currency movements on our financial results, and the expected benefits of our investments. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; the effects of currency movements on our financial results; our ability to continue to deliver and improve our offerings and develop new offerings; customer acceptance and purchase of our new and existing offerings and the expansion and adoption of our Elastic Cloud offerings; our inability to realize value from investments in the business; our ability to maintain and expand our user and customer base; the impact of the COVID-19 pandemic and variants on the macroeconomic environment, on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; the impact of our licensing model on the use and adoption of our software; the impact of our pricing model strategies on our business; the impact of foreign currency exchange rate and interest rate fluctuations on our results; our international expansion strategy; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy and expand in new and existing markets, and our ability to forecast customer retention and expansion; and general market, political, economic and business conditions.

Any additional or unforeseen effect from the COVID-19 pandemic or ongoing conflict between Russia and Ukraine may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2022 and other subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business.

Reconciliations of GAAP financial measures to their respective non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Non-GAAP Gross Profit and Non-GAAP Gross Margin
We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income (Loss) and Non-GAAP Operating Margin
We define non-GAAP operating income (loss) and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, and acquisition-related expenses. We believe non-GAAP operating income (loss) and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Net Earnings (Loss) Per Share
We define non-GAAP net earnings (loss) per share as GAAP net loss per share, excluding stock-based compensation expense, employer payroll taxes on employee stock transactions, amortization of acquired intangible assets, acquisition-related expenses and the tax effects related to the foregoing. We believe non-GAAP net earnings (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin
Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities adjusted for cash paid for interest less cash used for investing activities for purchases of property and equipment, and capitalized internal-use software costs. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency
We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Nikolay Beliov
Elastic Investor Relations
ir@elastic.co

Lisa Boughner
Elastic Corporate Communications
lisa.boughner@elastic.co

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(amounts in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended July 31,
	2022	2021
Revenue
Subscription	$231,814	$177,185
Services	18,267	15,910
Total revenue	250,081	193,095
Cost of revenue
Subscription	53,551	37,520
Services	19,428	12,142
Total cost of revenue	72,979	49,662
Gross profit	177,102	143,433
Operating expenses
Research and development	78,649	59,382
Sales and marketing	125,006	88,033
General and administrative	34,088	27,052
Total operating expenses	237,743	174,467
Operating loss	(60,641)	(31,034)
Other expense, net
Interest expense	(6,401)	(1,820)
Other income, net	339	1,018
Loss before income taxes	(66,703)	(31,836)
Provision for income taxes	2,848	2,653
Net loss	$(69,551)	$(34,489)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.74)	$(0.38)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	94,621,365	91,201,372

Elastic N.V.
CONDENSED CONSOLIDATED BALANCE SHEETS
(amounts in thousands, except share and per share amounts)
(Unaudited)

	As of July 31, 2022	As of April 30, 2022
Assets
Current assets:
Cash and cash equivalents	$848,761	$860,949
Restricted cash	2,387	2,688
Accounts receivable, net of allowance for credit losses of $2,250 and $2,700 as of July 31, 2022 and April 30, 2022, respectively	168,020	215,228
Deferred contract acquisition costs	44,636	43,628
Prepaid expenses and other current assets	36,410	41,215
Total current assets	1,100,214	1,163,708
Property and equipment, net	6,408	7,207
Goodwill	303,655	303,906
Operating lease right-of-use assets	24,904	25,437
Intangible assets, net	41,591	45,800
Deferred contract acquisition costs, non-current	74,720	74,419
Deferred tax assets	5,075	5,811
Other assets	14,452	16,643
Total assets	$1,571,019	$1,642,931
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$38,062	$28,403
Accrued expenses and other liabilities	47,300	53,930
Accrued compensation and benefits	56,054	68,002
Operating lease liabilities	11,408	11,219
Deferred revenue	407,499	431,776
Total current liabilities	560,323	593,330
Deferred revenue, non-current	27,553	33,518
Long-term debt, net	566,772	566,520
Operating lease liabilities, non-current	15,530	16,482
Other liabilities, non-current	7,303	17,648
Total liabilities	1,177,481	1,227,498
Commitments and contingencies
Shareholders’ equity:
Convertible preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of July 31, 2022 and April 30, 2022	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 94,970,627 shares issued and outstanding as of July 31, 2022 and 94,174,914 shares issued and outstanding as of April 30, 2022	999	990
Treasury stock	(369)	(369)
Additional paid-in capital	1,300,379	1,250,108
Accumulated other comprehensive loss	(20,754)	(18,130)
Accumulated deficit	(886,717)	(817,166)
Total shareholders’ equity	393,538	415,433
Total liabilities and shareholders’ equity	$1,571,019	$1,642,931

Elastic N.V.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(amounts in thousands)
(Unaudited)

	Three Months Ended July 31,
	2022	2021
Cash flows from operating activities
Net loss	$(69,551)	$(34,489)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	5,214	4,404
Amortization of deferred contract acquisition costs	17,444	13,878
Amortization of debt issuance costs	252	77
Non-cash operating lease cost	3,005	1,854
Stock-based compensation expense, net of amounts capitalized	46,883	30,178
Deferred income taxes	667	(143)
Foreign currency transaction (gain) loss	1,779	(1,127)
Other	22	98
Changes in operating assets and liabilities:
Accounts receivable, net	45,991	48,324
Deferred contract acquisition costs	(19,676)	(14,781)
Prepaid expenses and other current assets	4,729	(4,597)
Other assets	2,114	(6,097)
Accounts payable	9,873	10,660
Accrued expenses and other liabilities	(16,741)	(170)
Accrued compensation and benefits	(11,521)	(1,454)
Operating lease liabilities	(3,204)	(1,945)
Deferred revenue	(26,985)	(30,619)
Net cash provided by (used in) operating activities	(9,705)	14,051
Cash flows from investing activities
Purchases of property and equipment	(479)	(660)
Capitalization of internal-use software costs	—	(974)
Net cash used in investing activities	(479)	(1,634)
Cash flows from financing activities
Proceeds from the issuance of senior notes	—	575,000
Proceeds from issuance of ordinary shares upon exercise of stock options	3,397	10,979
Payments of debt issuance costs	—	(7,188)
Net cash provided by financing activities	3,397	578,791
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(5,702)	(1,235)
Net increase (decrease) in cash, cash equivalents, and restricted cash	(12,489)	589,973
Cash, cash equivalents, and restricted cash, beginning of period	863,637	403,708
Cash, cash equivalents, and restricted cash, end of period	$851,148	$993,681

Elastic N.V.
REVENUE BY TYPE
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended July 31,
	2022		2021
	Amount	% of Total Revenue	Amount	% of Total Revenue
Elastic Cloud	$97,729	39%	$61,530	32%
Other subscription	134,085	54%	115,655	60%
Total subscription	231,814	93%	177,185	92%
Services	18,267	7%	15,910	8%
Total revenue	$250,081	100%	$193,095	100%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
SUPPLEMENTARY INFORMATION
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended July 31, 2022	% change year over year	% change year over year excluding currency changes	% change quarter over quarter	% change quarter over quarter excluding currency changes
Elastic Cloud	$97,729	59%	62%	11%	13%
Other subscription	$134,085	16%	21%	—%	2%
Total subscription	$231,814	31%	36%	5%	6%
Total revenue	$250,081	30%	34%	4%	6%
Total deferred revenue	$435,052	19%	26%	(6)%	(5)%
Total remaining performance obligations	$912,550	18%	25%	(2)%	(1)%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
ADJUSTED FREE CASH FLOW
(amounts in thousands, except percentages)
(Unaudited)

	Three Months Ended July 31,
	2022	2021
Net cash provided by (used in) operating activities	$(9,705)	$14,051
Less: Purchases of property and equipment	(479)	(660)
Less: Capitalization of internal-use software	—	(974)
Add: Interest paid on long-term debt	11,859	—
Adjusted free cash flow	$1,675	$12,417
Net cash used in investing activities	$(479)	$(1,634)
Net cash provided by financing activities	$3,397	$578,791
Net cash provided by (used in) operating activities (as a percentage of total revenue)	(4)%	7%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	—%
Less: Capitalization of internal-use software (as a percentage of total revenue)	—%	(1)%
Add: Interest paid on long-term debt (as a percentage of total revenue)	5%	—%
Adjusted free cash flow margin	1%	6%

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands, except percentages, share and per share amounts)
(Unaudited)

	Three Months Ended July 31,
	2022	2021
Gross Profit Reconciliation:
GAAP gross profit	$177,102	$143,433
Stock-based compensation expense	4,385	3,709
Employer payroll taxes on employee stock transactions	367	626
Amortization of acquired intangibles	2,964	2,012
Non-GAAP gross profit	$184,818	$149,780
Gross Margin Reconciliation(1):
GAAP gross margin	70.8%	74.3%
Stock-based compensation expense	1.8%	1.9%
Employer payroll taxes on employee stock transactions	0.1%	30.0%
Amortization of acquired intangibles	1.2%	1.0%
Non-GAAP gross margin	73.9%	77.6%
Operating Loss Reconciliation:
GAAP operating loss	$(60,641)	$(31,034)
Stock-based compensation expense	46,883	30,178
Employer payroll taxes on employee stock transactions	2,382	4,399
Amortization of acquired intangibles	4,195	3,441
Acquisition-related expenses	2,517	226
Non-GAAP operating income (loss)	$(4,664)	$7,210
Operating Margin Reconciliation(1):
GAAP operating margin	(24.2)%	(16.1)%
Stock-based compensation expense	18.7%	15.6%
Employer payroll taxes on employee stock transactions	1.0%	2.3%
Amortization of acquired intangibles	1.7%	1.8%
Acquisition-related expenses	1.0%	0.1%
Non-GAAP operating margin	(1.9)%	3.7%
Net Loss Reconciliation:
GAAP net loss	$(69,551)	$(34,489)
Stock-based compensation expense	46,883	30,178
Employer payroll taxes on employee stock transactions	2,382	4,399
Amortization of acquired intangibles	4,195	3,441
Acquisition-related expenses	2,517	226
Income tax(2)	(148)	(269)
Non-GAAP net loss	$(13,722)	$3,486
Non-GAAP net earnings (loss) per share attributable to ordinary shareholders, basic	$(0.15)	$0.04
Non-GAAP net earnings (loss) per share attributable to ordinary shareholders, diluted	$(0.15)	$0.04
Weighted-average shares used to compute net earnings (loss) per share attributable to ordinary shareholders, basic	94,621,365	91,201,372
Weighted-average shares used to compute net earnings per share attributable to ordinary shareholders, diluted	94,621,365	98,157,087
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings per share are calculated based upon the respective underlying, non-rounded data.

(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
RECONCILIATION OF GAAP TO NON-GAAP DATA
(amounts in thousands)
(Unaudited)

	Three Months Ended July 31,
	2022	2021
Cost of revenue reconciliation:
GAAP subscription	$53,551	$37,520
Stock-based compensation expense	(2,160)	(2,134)
Employer payroll taxes on employee stock transactions	(223)	(262)
Amortization of acquired intangibles	(2,964)	(2,012)
Non-GAAP subscription	$48,204	$33,112
GAAP services	$19,428	$12,142
Stock-based compensation expense	(2,225)	(1,575)
Employer payroll taxes on employee stock transactions	(144)	(364)
Non-GAAP services	$17,059	$10,203
Operating expenses reconciliation:
GAAP research and development expense	$78,649	$59,382
Stock-based compensation expense	(18,710)	(12,097)
Employer payroll taxes on employee stock transactions	(962)	(1,598)
Acquisition-related expenses	(2,480)	—
Non-GAAP research and development expense	$56,497	$45,687
GAAP sales and marketing expense	$125,006	$88,033
Stock-based compensation expense	(15,647)	(9,850)
Employer payroll taxes on employee stock transactions	(775)	(1,691)
Amortization of acquired intangibles	(1,231)	(1,429)
Non-GAAP sales and marketing expenses	$107,353	$75,063
GAAP general and administrative expense	$34,088	$27,052
Stock-based compensation expense	(8,141)	(4,522)
Employer payroll taxes on employee stock transactions	(278)	(484)
Acquisition-related expenses	(37)	(226)
Non-GAAP general and administrative expense	$25,632	$21,820